UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2024

Cassava Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29959	91-1911336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6801 N Capital of Texas Highway, Building 1; Suite 300

Austin, Texas 78731

(Address of Principal Executive Offices) (Zip Code)

(512) 501-2444

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SAVA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

On December 12, 2023, Cassava Sciences, Inc., a Delaware corporation (the “Company”), announced that the Board of Directors of the Company declared a distribution (the “Warrant Distribution”) to the holders of record of the Company’s shares of common stock, par value $0.001 per share (the “Common Stock”), in the form of warrants to purchase shares of Common Stock (the “Warrants”). The Warrants were issued on the terms and conditions described in the Warrant Agreement (as defined below and attached as an exhibit hereto) and are being distributed on January 3, 2024, to the holders of record of Common Stock as of the close of business on December 22, 2023 (the “Record Date”).

Pursuant to the terms of the Warrant Agreement, dated as of January 3, 2024, between the Company, Computershare Inc., a Delaware corporation, and its affiliate Computershare Trust Company, N.A., as Warrant Agent (the “Warrant Agreement”), each holder of record of Common Stock as of the Record Date will receive four Warrants for every ten shares of Common Stock (rounded down to the nearest whole number for any fractional Warrant).

Each Warrant will entitle the holder to purchase, at the holder’s sole expense and exclusive election, at an Exercise Price of $33.00 per Warrant, one share of Common Stock plus, to the extent described below, the Bonus Share Fraction. Payment for shares of Common Stock upon exercise of Warrants must be in cash.

A Bonus Share Fraction entitles a holder to receive an additional 0.5 of a share of Common Stock for each Warrant exercised (the “Bonus Share Fraction”) without payment of any additional exercise price. The right to receive the Bonus Share Fraction will expire at 5:00 p.m. New York City time (the “Bonus Share Expiration Date”) upon the earlier of (i) the first business day following the last day of the first 30 consecutive trading day period (commencing on or after January 3, 2024) in which the daily volume weighted average price (the “VWAP”) of the shares of Common Stock has been at the then applicable trigger price for at least 20 trading days (whether or not consecutive) (the “Bonus Price Condition”) and (ii) the date specified by the Company upon not less than 20 business days’ public notice. Any Warrant exercised with an exercise date after the Bonus Share Fraction Expiration Date will not be entitled to the Bonus Share Fraction. The Registrant will make a public announcement of the Bonus Share Expiration Date (i) at least 20 business days prior to such date, in the case of the Registrant setting a Bonus Share Expiration Date and (ii) prior to market open on the Bonus Share Expiration Date in the case of a Bonus Price Condition.

Unless earlier redeemed, the Warrants will expire and cease to be exercisable at 5:00 p.m. New York City time on November 15, 2024 (the “Expiration Date”). The Warrants are redeemable at the Company’s sole option at any time with a redemption date on or after April 15, 2024. The Company will provide at least 20 calendar days’ notice by press release (the “Redemption Notice”) of the date selected for redemption (the “Redemption Date”). The redemption price upon any redemption shall equal to 1/10 of $0.01 per Warrant (the “Redemption Price”).

Subject to applicable laws and regulations and the terms of the Warrant Agreement, the Warrants may be exercised at any time starting on the date of issuance until the earlier of (x) 5:00 p.m. New York City time on the Expiration Date and (y) 5:00 p.m. New York City time on the business day prior to the Redemption Date.

The number of shares of Common Stock issuable upon exercise is subject to certain anti-dilution adjustments, including for share dividends, splits, subdivisions, spin-offs, consolidations, reclassifications, combinations, non-cash distributions and cash dividends.

The Warrants are expected to commence trading on the Nasdaq Capital Market under the ticker “SAVAW” on January 4, 2024.

The foregoing description of the Warrants and the Warrant Agreement is only a summary and is qualified in its entirety by reference to the complete description of the terms of the Warrants set forth in the Warrant Agreement (including the Form of Warrant attached thereto), which is filed as an exhibit to this Form 8-K. In connection with the Warrant Distribution, the Company is filing a prospectus supplement, dated January 3, 2024, pursuant to the Company’s existing shelf registration statement on Form S-3, declared effective on May 1, 2023, registering up to 24,342,150 shares of Common Stock to be issued upon exercise of the Warrants under the Securities Act of 1933, as amended.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A Form 8-A registration statement and prospectus supplement describing the terms of the warrants will be filed with the Securities and Exchange Commission (the “SEC”) and will be available on the SEC’s website located at http://www.sec.gov. Holders of Company common stock should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This communication contains a general summary of the warrants. Please read the warrant agreement when it becomes available as it will contain important information about the terms of the warrants.

Forward Looking Statements

This Form 8-K contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “may,” “anticipate,” “believe,” “could,” “expect,” “forecast,” “intend,” “plan,” “possible,” “potential,” and other words and terms of similar meaning. Such statements are based largely on our current expectations and projections about future events. Such statements speak only as of the date of this Form 8-K and are subject to a number of risks, uncertainties and assumptions, including, but not limited to, whether the Company will derive the anticipated benefits of the transaction described in this communication and any unanticipated impacts of the warrant distribution on the Company’s business operations, and including those described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and future reports to be filed with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking statements and events discussed in this Form 8-K are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Except as required by law, we disclaim any intention or responsibility for updating or revising any forward-looking statements contained in this news release.

Item 9.01	Financial Statements and Exhibits.

On January 3, 2024, Gibson, Dunn & Crutcher LLP delivered an opinion (the “Opinion”) to the Company in connection with the Company’s issuance of up to 24,342,150 shares of Common Stock upon exercise of Warrants. Such shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-271542) (the “Registration Statement”) that was automatically effective upon filing on May 1, 2023, including the prospectus, dated May 1, 2023, and the prospectus supplement, dated January 3, 2024, as the same may be amended or supplemented. The Opinion is being filed herewith as Exhibit 5.1, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

(d)	Exhibits.

Exhibit No.	Description

4.1	Warrant Agreement (including Form of Warrant), dated January 3, 2024, between the Company, Computershare Inc., a Delaware corporation, and Computershare Trust Company, N.A., as Warrant Agent.
5.1	Opinion of Gibson, Dunn & Crutcher LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cassava Sciences, Inc.

Date: January 3, 2024	By:	/s/ Eric J. Schoen
Eric J. Schoen
Chief Financial Officer